UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2022

Dr. Foods, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56277	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, “Our”, “DRFS” and or “The Company” refer to Dr. Foods, Inc.

All dollar amounts used throughout this Report are in US Dollars, unless otherwise stated.

5.01 CHANGES IN CONTROL OF REGISTRANT

On or about July 1, 2022, Next Meats Holdings, Inc., a Nevada Company (“NXMH”), sold 5,000 shares of our Series Z Preferred Stock to White Knight Co., Ltd., a Japan Company (“WK”), at a price of approximately $147,624 USD (20,000,000 Japanese Yen) (“The Share Purchase Agreement”). White Knight Co., Ltd. is owned and controlled by our Chief Executive Officer, Koichi Ishizuka. White Knight Co., Ltd. is deemed to be an accredited investor. The purchase of shares was made for investment purposes. The consummation of the transaction contemplated by the Share Purchase Agreement resulted in a change in control of the Company, with WK becoming the Company’s largest controlling shareholder. Previous to the consummation of the Share Purchase Agreement, the majority shareholders were comprised jointly of WK, and NXMH.

The Board of Directors of NXMH, WK, and DRFS unanimously approved the above transaction.

The aforementioned sale of shares was conducted pursuant to Regulation S of the Securities Act of 1933, as amended ("Regulation S"). The sale of shares was made only to non-U.S. persons/entities (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

A copy of the Share Purchase Agreement is attached herein as exhibit 10.1. This Form 8-K does not purport to include full details and or terms of the Share Purchase Agreement.

Following the aforementioned sale of restricted Series Z Preferred Stock, White Knight Co., Ltd. now owns 10,000 shares of Series Z Preferred Stock of DRFS, which equates to approximately 79.22% voting control of the Company, as of the date of this report. White Knight Co., Ltd. is our majority shareholder. There have been no changes in the nature of the Company’s business plan.

Item 9.01 Exhibits

EXHIBITS TO FORM 8-K

Exhibit Number	Description of Exhibit
10.1	Share Purchase Agreement (1)

(1) Filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr. Foods, Inc.

Dated: July 7, 2022	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer